UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	December 20, 2005
(December 16, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

2-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry Into a Material Definitive Agreement.

On December 16, 2005, PNM Resources, Inc. (“the Company”) made an offer of employment to Charles N. Eldred, pursuant to which Mr. Eldred would join the Company as Senior Vice President, Chief Financial Officer. Mr. Eldred has accepted the Company’s offer, with an effective date of hire of January 16, 2006.

The terms of Mr. Eldred’s employment include (i) a base salary of $315,000; (ii) a one-time relocation lump sum payment of $100,000; (iii) a target bonus of 40% of salary grade midpoint up to a maximum of 80% of salary grade midpoint (the grade midpoint is currently $288,000) contingent upon goal attainment and the Company’s financial performance; (iv) participation in the Company’s benefit and incentive plans and other arrangements in accordance with their terms; (v) participation in the Company’s long-term incentive program, including equity awards; and (vi) all other such benefits which similarly situated Company Senior Vice Presidents receive.

Item 1.02 Termination of a Material Definitive Agreement.

There was no employment agreement between the Company and Terry Horn. See Item 5.02 “Departure of Chief Financial Officer” below. The material terms of the arrangements with Mr. Horn were that he was the acting Chief Financial Officer until the selection of a permanent Chief Financial Officer.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Chief Financial Officer

As noted above in Item 1.01, Charles N. Eldred, 52, will join the Company as Senior Vice President, Chief Financial Officer, effective January 16, 2006. The material terms of his employment are disclosed above in Item 1.01 and incorporated by reference into this Item 5.02.

Prior to joining the Company, from November 1999, Mr. Eldred served as Vice President and Chief Financial Officer of Omaha Public Power District, overseeing Corporate Auditing, Finance, Corporate Accounting, Planning and Budgeting Services, Corporate Communications and Governmental Affairs.

The Omaha Public Power District is a self-supporting utility subdivision of state government that owns and operates its own generation, transmission and distribution facilities.

Departure of Chief Financial Officer

Mr. Eldred will replace Terry Horn. Mr. Horn has served as Acting Chief Financial Officer since August 10, 2005. Effective January 16, 2006 Mr. Horn will return to his position of Vice President and Corporate Secretary.

Item 8.01  Other Events.

It is anticipated that Mr. Eldred will also become the Chief Financial Officer for the other registrants in the consolidated PNM Resources, Inc. group, Public Service Company of New Mexico and Texas-New Mexico Power Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: December 20, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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